SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


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                          CYPRUS AMAX MINERALS COMPANY
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               As filed with the Commission on September 27, 1999

LOGO     CYPRUS AMAX                                               NEWS
         MINERALS COMPANY                                 For immediate release
         Post Office Box 3299
         Englewood, Colorado  80155

================================================================================

                  CYPRUS AMAX MINERALS TO EXPLORE ALTERNATIVES
                        TO THE ASARCO/CYPRUS AMAX MERGER

         DENVER (SEPTEMBER 27, 1999) -- Cyprus Amax Minerals Company (NYSE:CYM) said that its Board of Directors has authorized its management to explore alternatives, in addition to the transaction proposed by Phelps Dodge, to the ASARCO/Cyprus Amax merger that would involve both Cyprus Amax and ASARCO. Discussions are underway in pursuit of this objective. Cyprus Amax stated, however, that it could give no assurance that any transaction would result from these efforts.

         Cyprus Amax noted further that its Board has determined that, prior to having an agreement in principle, premature disclosure of the possible terms of any transactions or proposals could jeopardize the initiation or continuation of negotiations of those transactions and has, accordingly, determined not to disclose the possible terms or parties involved until such an agreement is reached.

         Cyprus Amax Minerals Company, headquartered in Englewood, Colorado, is a leading producer of copper, the world's largest producer of molybdenum, and holds a 30% interest in Kinross Gold. Cyprus Amax is exploring for minerals worldwide.

         Actual results may vary materially from any forward-looking statement the Company makes. Refer to the Cautionary Statement and Risk Factors contained in the Company's 1998 Form 10-K.

                                      ####

Contacts:
     Gerald J. Malys                                 John Taraba
     Senior Vice President &                         Vice President & Controller
     Chief Financial Officer                         (303) 643-5244
     (303) 643-5060

To obtain a faxed copy of this or any Cyprus Amax news release, call 1-800-758-5804, ext. 224250. News releases can also be accessed via the Internet at the Cyprus Amax Minerals Company Web Site, http://www.cyprusamax.com.